EXHIBIT 99.1

                         SIGNATURES OF REPORTING PERSONS

         After reasonable inquiry and to the best of our knowledge and belief, the undersigned certify that the information set forth in this Form 3 is true, complete and correct.

April ___, 2006

                                       BLACKSTONE CAPITAL PARTNERS IV L.P.


                                       By:  Blackstone Management Associates IV
                                            L.L.C., its General Partner


                                         By:  /s/ Chinh Chu
                                              Name:  Chinh Chu
                                              Title: Member



                                       BLACKSTONE CAPITAL PARTNERS IV-A L.P.


                                       By:  Blackstone Management Associates IV
                                            L.L.C., its General Partner


                                         By:  /s/ Chinh Chu
                                              Name:  Chinh Chu
                                              Title: Member



                                       BLACKSTONE FAMILY INVESTMENT
                                       PARTNERSHIP IV-A L.P.


                                       By:   Blackstone Management Associates
                                             IV L.L.C., its General Partner


                                         By:  /s/ Chinh Chu
                                              Name:  Chinh Chu
                                              Title: Member



                           [Signature Page to Form 3]

                                       BLACKSTONE PARTICIPATION
                                       PARTNERSHIP IV L.P.


                                       By:   Blackstone Management Associates IV
                                             L.L.C., its General Partner


                                         By:  /s/ Chinh Chu
                                              Name:  Chinh Chu
                                              Title: Member




                                       BLACKSTONE MANAGEMENT
                                       ASSOCIATES IV L.L.C.




                                         By:  /s/ Chinh Chu
                                              Name:  Chinh Chu
                                              Title: Member




                                       PETER G. PETERSON


                                       /s/ Peter G. Peterson



                                       STEPHEN A. SCHWARZMAN


                                       /s/ Stephen A. Schwarzman







                           [Signature Page to Form 3]